Exhibit 99.1

At the Company
Kim Hillyer	Jeff Goeser
Senior Manager, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com
TD AMERITRADE Delivers Record Organic Growth in Fiscal 2009
Record Net New Assets of $27 billion
Record Gross New Accounts of 737,000
Record Trades Per Day of 372,000(1)
Fiscal Year Earnings Per Share of $1.10
OMAHA, Neb., October 27, 2009 — TD AMERITRADE Holding Corporation (NASDAQ: AMTD) has released results for fiscal 2009. Despite facing challenges related to struggling stock markets, a near-zero interest rate environment and an economic recession, the Company delivered a strong financial performance as a result of record organic growth in client assets and trading activity.
The Company’s results for the fiscal year ended Sept. 30, 2009 include the following (year-over-year comparisons): (2)
•	Net income of $644 million, or $1.10 per diluted share

•	Record average client trades per day of approximately 372,000, an increase of 23 percent(1)

•	Record net new assets of approximately $27 billion, or an annualized growth rate of 10 percent on beginning client assets

•	Record gross new accounts of 737,000, an increase of 14 percent

•	Record spread-based balances of approximately $32 billion, an increase of 25 percent

•	Fee-based balances of approximately $59 billion, a decrease of 16 percent

•	Net revenues of $2.4 billion, 46 percent of which were asset-based

•	Pre-tax income of $1.1 billion, or 44 percent of net revenues

•	EBITDA of $1.2 billion, or 51 percent of net revenues(3)

•	Liquid assets of $1.1 billion(3)

•	Client assets of approximately $302 billion, including $58 billion in client cash
“Over the last year, we have leveraged our strong financial position and client centric business model to deliver record organic growth, despite a very challenging market environment,” said Fred Tomczyk, president and chief executive officer. “Through all of the challenges of the last year, we have remained focused on managing for the other side of the cycle and positioning ourselves for continued growth in 2010 and beyond.”

“In addition to delivering record organic growth, we took several steps to strengthen our financial position in 2009,” said Bill Gerber, executive vice president and chief financial officer. “We utilized 70 percent of our net income to repurchase company stock worth more than $450 million, at a weighted-average purchase price of $11.94 per share. We also acquired a trading technology and education leader in thinkorswim, earned a credit rating upgrade to Investment Grade,(4) and positioned ourselves for earnings growth in a rising interest-rate environment.”
In addition, the Company has released its results for the quarter ended Sept. 30, 2009, which include the following (year-over-year comparisons): (2)
•	Record average client trades per day of approximately 411,000, an increase of 35 percent(1)

•	Net new assets of approximately $5.4 billion, an annualized growth rate of 8 percent

•	Record net revenues of $658 million, 41 percent of which were asset-based

•	Pre-tax income of $255 million, or 39 percent of net revenues

•	Net income of $157 million, or $0.26 per diluted share

•	EBITDA of $301 million, or 46 percent of net revenues (3)
Fiscal 2010 Outlook
The Company has also released its guidance range for its 2010 fiscal year and expects to earn between $1.10 and $1.40 per share.
More information on the fiscal 2010 forecast is available through the Company’s “Outlook Statement,” located in the “Investor” section of its Web site, www.amtd.com.
Company Hosts Conference Call
TD AMERITRADE will host its September Quarter conference call this morning, Oct. 27, 2009, at 7:00 a.m. CDT. Participants may listen to the call by dialing 877-440-5784. Interested parties may listen to a replay of the call by dialing 888-203-1112 and the passcode 8336314. The Company will Webcast the conference live at www.amtd.com and will make all accompanying materials available for participants to print prior to the call.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation, through its brokerage subsidiaries,(5) combines innovative trading technology, easy-to-use and understand investment tools and services, investor education and a client-centric, multi-channel sales and service model to create a market-leading financial services experience. Now home to the award-winning thinkorswim brokerage and dynamic trading platform(6) and the Investools investor education program, TD AMERITRADE provides millions of retail investors, traders and independent registered investment advisors (RIAs) with the tools, service and support they need to help build confidence in today’s rapidly-changing market environment. The Company’s common stock trades under the ticker symbol AMTD. For more information, please visit www.amtd.com.

Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, ability to realize the expected benefits from the thinkorswim acquisition, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 26, 2008 and amended on May 6, 2009, and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

(1)	Beginning with fiscal 2009, Average Trades Per Day were adjusted to exclude non-revenue-generating mutual fund trades. For comparability purposes, metrics for all periods in fiscal 2008 have been adjusted to account for this change. More information is available on www.amtd.com.

(2)	Results include assets acquired through the Company’s purchase of thinkorswim Group Inc. on June 11, 2009. Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

(3)	See attached reconciliation of non-GAAP financial measures.

(4)	Credit rating information based on disclosures from Moody’s Investor Services (Jan. 20, 2009 and April 21, 2009), Standard & Poor’s (Feb. 2, 2009) and Fitch Ratings (April 3, 2009).

(5)	TD AMERITRADE, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org), TD AMERITRADE Clearing, Inc., member FINRA/SIPC, and thinkorswim, Inc., member FINRA/SIPC/NFA (www.nfa.futures.org).

(6)	thinkorswim was rated #1 overall online broker, “best for frequent traders,” and “best for options traders” in Barron’s ranking of online brokers, 3/16/2009. thinkorswim was evaluated versus others in eight total categories, including trade experience/execution, trading technology, usability, range of offerings, research amenities, portfolio analysis & reporting, customer service & access and costs. thinkorswim topped the list in 2009 with the highest weighted-average score. Barron’s is a registered trademark of Dow Jones & Company © 2009.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2009	June 30, 2009	Sept. 30, 2008	Sept. 30, 2009	Sept. 30, 2008
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$362,149	$338,450	$263,439	$1,253,154	$1,017,456

Asset-based revenues:
Interest revenue	98,116	101,204	163,206	362,076	799,189
Brokerage interest expense	(2,089)	(2,564)	(32,533)	(15,165)	(249,616)

Net interest revenue	96,027	98,640	130,673	346,911	549,573

Insured deposit account fees	143,198	125,118	161,083	568,084	628,716
Investment product fees	27,995	39,085	86,178	184,341	309,420

Total asset-based revenues	267,220	262,843	377,934	1,099,336	1,487,709

Other revenues	28,562	12,475	7,876	55,436	32,191

Net revenues	657,931	613,768	649,249	2,407,926	2,537,356

Expenses:
Employee compensation and benefits	144,757	128,216	136,130	511,170	503,297
Fair value adjustments of compensation-related derivative instruments	—	—	—	—	764
Clearing and execution costs	24,031	16,141	12,072	70,877	44,620
Communications	25,729	20,795	16,713	83,121	69,564
Occupancy and equipment costs	34,682	29,951	27,530	124,296	101,787
Depreciation and amortization	12,592	11,162	10,475	45,891	36,899
Amortization of acquired intangible assets	25,582	17,551	15,466	73,870	59,275
Professional services	34,215	43,949	31,446	127,572	108,271
Interest on borrowings	7,824	8,365	15,772	40,070	78,447
Other	23,902	14,513	25,475	58,701	62,934
Advertising	55,951	41,376	43,805	197,121	173,296
Losses on money market funds and client guarantees	13,829	—	35,628	13,829	35,628

Total expenses	403,094	332,019	370,512	1,346,518	1,274,782

Income before other income (expense) and income taxes	254,837	281,749	278,737	1,061,408	1,262,574

Other income (expense):
Gain (loss) on sale of investments	—	(2,003)	—	(2,003)	928

Pre-tax income	254,837	279,746	278,737	1,059,405	1,263,502

Provision for income taxes	98,097	109,209	106,738	415,700	459,585

Net income	$156,740	$170,537	$171,999	$643,705	$803,917

Earnings per share — basic	$0.27	$0.30	$0.29	$1.11	$1.35
Earnings per share — diluted	$0.26	$0.30	$0.29	$1.10	$1.33

Weighted average shares outstanding — basic	586,544	563,792	592,778	578,972	593,746
Weighted average shares outstanding — diluted	595,052	571,772	602,334	587,252	603,133
Note: Certain reclassifications have been made to prior periods to conform to the current presentation.

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Sept. 30, 2009	Sept. 30, 2008
Assets:
Cash and cash equivalents	$791,211	$674,135
Short-term investments	52,071	369,133
Segregated cash and investments	5,813,862	260,000
Broker/dealer receivables	1,777,741	4,177,149
Client receivables	5,712,261	6,933,926
Goodwill and intangible assets	3,696,820	2,960,781
Other	527,844	576,398

Total assets	$18,371,810	$15,951,522

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$2,491,617	$5,769,676
Client payables	9,914,823	5,070,671
Long-term debt	1,414,900	1,444,000
Other	999,187	742,137

Total liabilities	14,820,527	13,026,484

Stockholders’ equity	3,551,283	2,925,038

Total liabilities and stockholders’ equity	$18,371,810	$15,951,522

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2009	June 30, 2009	Sept. 30, 2008	Sept. 30, 2009	Sept. 30, 2008

Key Metrics:
Net new assets (in billions)	$5.4	$6.9	$2.8	$26.6	$22.8
Average client trades per day(1)	410,576	391,506	304,663	371,579	301,061

Profitability Metrics:
Pre-tax income as a percentage of net revenues	38.7%	45.6%	42.9%	44.0%	49.8%
Return on client assets (annualized)	0.36%	0.45%	0.37%	0.42%	0.41%
Return on average stockholders’ equity (annualized)	18.2%	22.8%	24.2%	20.8%	31.5%
EBITDA as a percentage of net revenues	45.7%	51.6%	49.4%	50.6%	56.7%

Debt Metrics:
Interest on borrowings (in millions)	$7.8	$8.4	$15.8	$40.1	$78.4
Average debt outstanding (in billions)	$1.4	$1.4	$1.5	$1.4	$1.5
Leverage ratio (average debt/annualized EBITDA)	1.2	1.1	1.1	1.2	1.0
Interest coverage ratio (EBITDA/interest on borrowings)	38.5	37.9	20.3	30.4	18.3

Transaction-Based Revenue Metrics(1):
Total trades (in millions)	26.3	24.7	19.3	93.3	75.7
Average commissions and transaction fees per trade(2)	$13.53	$13.66	$13.62	$13.35	$13.44
Average client trades per account (annualized)	13.7	13.5	11.2	12.9	11.4
Activity rate — total accounts	5.5%	5.4%	4.4%	5.1%	4.5%
Activity rate — funded accounts	7.8%	7.6%	6.2%	7.3%	6.3%
Trading days	64.0	63.0	63.5	251.0	251.5

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$14.7	$10.0	$9.6	$9.9	$9.9
Average insured deposit account balances (in billions)	28.3	22.5	16.2	22.0	15.6

Average spread-based balance (in billions)	$43.0	$32.5	$25.8	$31.9	$25.5

Net interest revenue (excluding conduit business) (in millions)	$95.7	$98.2	$128.2	$342.7	$538.1
Insured deposit account fee revenue (in millions)	143.2	125.1	161.1	568.1	628.7

Spread-based revenue (in millions)	$238.9	$223.3	$289.3	$910.8	$1,166.8

Avg. annualized yield — interest-earning assets (excluding conduit business)	2.54%	3.88%	5.23%	3.41%	5.38%
Avg. annualized yield — insured deposit account fees	1.98%	2.20%	3.90%	2.55%	3.95%
Net interest margin (NIM)	2.17%	2.72%	4.39%	2.81%	4.50%

Interest days	92	91	92	365	366
Fee-Based Investment Metrics:
Average balance (in billions)	$57.0	$59.0	$75.4	$59.4	$70.8
Investment product fee revenue (in millions)	$28.0	$39.1	$86.2	$184.3	$309.4
Average annualized yield	0.19%	0.26%	0.45%	0.31%	0.43%

Client Account and Client Asset Metrics:
Total accounts (beginning of period)	7,491,000	7,195,000	6,810,000	6,895,000	6,380,000
New accounts opened	151,000	176,000	137,000	737,000	648,000
Accounts purchased	—	197,000	—	197,000	102,000
Accounts closed	(79,000)	(77,000)	(52,000)	(266,000)	(235,000)

Total accounts (end of period)	7,563,000	7,491,000	6,895,000	7,563,000	6,895,000

Percentage change during period	1%	4%	1%	10%	8%

Funded accounts (beginning of period)	5,291,000	5,105,000	4,868,000	4,918,000	4,597,000
Funded accounts (end of period)	5,279,000	5,291,000	4,918,000	5,279,000	4,918,000
Percentage change during period	(0%)	4%	1%	7%	7%

Client assets (beginning of period, in billions)	$265.0	$224.9	$309.2	$278.0	$302.7
Client assets (end of period, in billions)	$302.0	$265.0	$278.0	$302.0	$278.0
Percentage change during period	14%	18%	(10%)	9%	(8%)

(1)	Effective in October 2007, total trades have been revised to exclude non-revenue generating mutual fund trades.

(2)	Average commissions and transaction fees per trade excludes thinkorswim active trader business.

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Fiscal Year Ended
	Sept. 30, 2009	June 30, 2009	Sept. 30, 2008	Sept. 30, 2009	Sept. 30, 2008

Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$7.8	$4.2	$0.0	$3.9	$0.0
Average annualized yield	0.14%	0.14%	1.28%	0.17%	2.47%

Interest revenue (in millions)	$2.8	$1.5	$0.1	$6.6	$0.3

Client margin balances:
Average balance (in billions)	$5.2	$4.3	$7.7	$4.5	$8.1
Average annualized yield	4.86%	4.99%	5.69%	5.14%	6.37%

Interest revenue (in millions)	$65.0	$54.7	$111.9	$234.2	$527.1

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.7	$0.6	$0.4	$0.4	$0.5
Average securities lending balance (in billions)	$1.4	$1.3	$2.8	$1.2	$3.2

Interest revenue (in millions)	$29.2	$42.9	$17.9	$105.4	$56.0
Interest expense (in millions)	(0.4)	(0.6)	(7.0)	(2.9)	(55.4)

Net interest revenue (expense) — securities borrowing/lending (excluding conduit business) (in millions)	$28.8	$42.3	$10.9	$102.5	$0.6

Other cash and interest earning investments:
Average balance (in billions)	$1.0	$0.9	$1.5	$1.1	$1.3
Average annualized yield	0.10%	0.17%	2.16%	0.33%	2.71%

Interest revenue — net (in millions)	$0.2	$0.4	$8.3	$3.5	$35.0

Client credit balances:
Average balance (in billions)	$10.3	$6.1	$4.4	$6.2	$4.3
Average annualized cost	0.04%	0.05%	0.27%	0.07%	0.58%

Interest expense (in millions)	($1.1)	($0.7)	($3.0)	($4.1)	($24.9)

Average interest-earning assets (excluding conduit business) (in billions)	$14.7	$10.0	$9.6	$9.9	$9.9
Average annualized yield (excluding conduit business)	2.54%	3.88%	5.23%	3.41%	5.38%

Net interest revenue (excluding conduit business) (in millions)	$95.7	$98.2	$128.2	$342.7	$538.1

Conduit Business:
Average balance (in billions)	$0.8	$1.2	$4.4	$1.2	$5.4

Securities borrowing — conduit business:
Average annualized yield	0.37%	0.52%	2.16%	0.86%	3.13%

Interest revenue (in millions)	$0.7	$1.5	$24.6	$10.9	$173.3

Securities lending — conduit business:
Average annualized cost	0.21%	0.36%	1.94%	0.53%	2.92%

Interest expense (in millions)	($0.4)	($1.1)	($22.1)	($6.7)	($161.8)

Average interest-earning assets — conduit business (in billions)	$0.8	$1.2	$4.4	$1.2	$5.4
Average annualized yield — conduit business	0.16%	0.15%	0.22%	0.33%	0.21%

Net interest revenue — conduit business (in millions)	$0.3	$0.4	$2.5	$4.2	$11.5

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$14.7	$10.0	$9.6	$9.9	$9.9
Average interest-earning assets — conduit business (in billions)	0.8	1.2	4.4	1.2	5.4

Average interest-earning assets — total (in billions)	$15.5	$11.2	$14.0	$11.1	$15.3

Average annualized yield — total	2.42%	3.49%	3.64%	3.07%	3.54%

Net interest revenue (excluding conduit business) (in millions)	$95.7	$98.2	$128.2	$342.7	$538.1
Net interest revenue — conduit business (in millions)	0.3	0.4	2.5	4.2	11.5

Net interest revenue — total (in millions)	$96.0	$98.6	$130.7	$346.9	$549.6

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages
(Unaudited)

	Quarter Ended						Fiscal Year Ended
	Sept. 30, 2009		June 30, 2009		Sept. 30, 2008		Sept. 30, 2009		Sept. 30, 2008
	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.
EBITDA (1)
EBITDA	$300,835	45.7%	$316,824	51.6%	$320,450	49.4%	$1,219,236	50.6%	$1,438,123	56.7%
Less:
Depreciation and amortization	(12,592)	(1.9%)	(11,162)	(1.8%)	(10,475)	(1.6%)	(45,891)	(1.9%)	(36,899)	(1.5%)
Amortization of acquired intangible assets	(25,582)	(3.9%)	(17,551)	(2.9%)	(15,466)	(2.4%)	(73,870)	(3.1%)	(59,275)	(2.3%)
Interest on borrowings	(7,824)	(1.2%)	(8,365)	(1.4%)	(15,772)	(2.4%)	(40,070)	(1.7%)	(78,447)	(3.1%)

Pre-tax income	$254,837	38.7%	$279,746	45.6%	$278,737	42.9%	$1,059,405	44.0%	$1,263,502	49.8%

	As of
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2009	2009	2009	2008	2008
Liquid Assets (2)
Liquid assets	$1,142,127	$1,054,084	$1,151,346	$1,308,015	$788,175
Plus: Broker-dealer cash and cash equivalents	473,996	858,350	565,493	838,061	418,626
Trust company cash and cash equivalents	25,143	65,805	38,203	99,173	61,430
Investment advisory cash and cash equivalents	18,935	15,989	14,273	13,038	9,447
Less: Corporate short-term investments	(49,496)	(49,496)	(75,392)	(83,560)	(14,491)
Excess trust Tier 1 capital	(4,658)	(6,213)	(7,637)	(101,253)	(102,427)
Excess broker-dealer regulatory net capital	(814,836)	(818,695)	(613,644)	(919,319)	(486,625)

Cash and cash equivalents	$791,211	$1,119,824	$1,072,642	$1,154,155	$674,135

Note:	The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a Non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for our senior credit facilities. The consolidated leverage ratio determines the interest rate margin charged on the senior credit facilities. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Liquid assets is considered a Non-GAAP financial measure as defined by SEC Regulation G. We define liquid assets as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of 120% of the minimum dollar net capital requirement or in excess of 8 1/3% of aggregate indebtedness and (d) Tier 1 capital of our trust company in excess of the minimum dollar requirement. We include the excess capital of our broker-dealer and trust company subsidiaries in liquid assets, rather than simply including broker-dealer and trust cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust subsidiaries to the parent company. Excess capital, as defined under clauses (c) and (d) above, is generally available for dividend from the broker-dealer and trust subsidiaries to the parent company. We consider liquid assets an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets should be considered as a supplemental measure of liquidity, rather than as a substitute for cash and cash equivalents.